                                                                   Exhibit 10.64

BANK OF AMERICA, N.A.                                    As of February 13, 2002


                                    GUARANTY

         1. As an inducement for and in consideration of any loan(s) or other financial accommodation(s) of even date herewith granted to OCM Direct, Inc., a Delaware corporation; Collegiate Carpets, Inc., a Maryland corporation; and CarePackages, Inc., a Delaware corporation (hereinafter jointly and severally called "Borrower"), by Bank of America, N.A., 6610 Rockledge Drive, 3rd Floor, Bethesda, Maryland 20817 (hereinafter, together with its successors and assigns, called "Lender"), the undersigned corporation (hereinafter called "Guarantor"), hereby unconditionally guarantees the full and prompt payment, observance and performance when due, whether at the stated time, by acceleration or otherwise, of all obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Guaranty, and whether now or hereafter existing, or due or to become due, including without limitation, the following:

                  a. Any and all amounts owed by Borrower under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Revolving Note of even date herewith, in the original principal sum of Five Million and No/100 Dollars ($5,000,000.00) (the "Revolving Note"), with interest thereon according to the provisions thereof, and all obligations of Borrower thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

                  b. Any and all amounts owed by Borrower under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Revolving Line of Credit Loan Agreement and Security Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"), any and all obligations of Borrower thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

                  c. All sums advanced or expenses or costs paid or incurred (including without limitation, reasonable attorneys' fees and other legal expenses and [if applicable] arbitration fees and costs) by Lender pursuant to or in connection with the Revolving Note or any agreements and other documents in connection therewith plus applicable interest on such sums, expenses or costs; and

                  d. Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above; and

                  e. Any and all other indebtedness, obligations and liabilities of any kind, of any Borrower to Lender, now or hereafter existing, absolute or contingent, joint and/or several, due or not due, secured or unsecured, arising by operation of law or otherwise,


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
         direct or indirect, including without limitation indebtedness, obligations and liabilities of Borrower to Lender as a member of any partnership, syndicate or association or other group and whether incurred by such Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, and any obligations which give rise to an equitable remedy for breach of performance if such breach gives rise to an obligation by such Borrower to pay Lender.

         2. All of the obligations described in paragraph 1, above, shall be referred to hereafter as the "Liabilities". In the event any of the Liabilities shall not be paid or performed according to their terms (subject to any applicable grace or cure period), Guarantor shall immediately pay, perform or cause the performance of the same, this Guaranty being a guarantee of full payment and performance and not of collectibility and in no way conditional or contingent. This Guaranty is an absolute, unconditional and continuing guarantee with the Guarantor being jointly and severally liable with the Borrower and is in no way conditioned upon any requirement that Lender first attempt to collect payment or seek performances of any of the Liabilities from Borrower or any other borrower or guarantor, or resort to any other security or other means of obtaining payment or performance of any of the Liabilities, or upon any other contingency whatsoever. NOTWITHSTANDING ANYTHING IN THIS GUARANTY TO THE CONTRARY, THE MAXIMUM AMOUNT OF PRINCIPAL OWING ON THE LIABILITIES WHICH IS GUARANTEED BY GUARANTOR PURSUANT TO THIS GUARANTY IS FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00), AND THE MAXIMUM AMOUNT OF INTEREST, EXPENSES, ADVANCES, FEES AND COSTS (INCLUDING ATTORNEYS FEES) OWING WITH RESPECT TO THE PRINCIPAL AMOUNT OWING ON THE LIABILITIES WHICH IS GUARANTEED UNDER THIS GUARANTY IS ONE MILLION AND 00/100 DOLLARS ($1,000,000.00). ACCORDINGLY, THE TOTAL AMOUNT OWING WITH RESPECT TO THIS GUARANTY SHALL NOT EXCEED SIX MILLION AND 00/100 DOLLARS ($6,000,000.00).

         3. Guarantor further agrees to pay all reasonable expenses (including attorneys' fees and expenses and arbitration fees and costs) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing or defending this Guaranty, whether or not a lawsuit is commenced.

         4. Guarantor represents and warrants that Guarantor is either financially interested in Borrower or will receive other material economic benefits as a result of any loan(s), or other financial accommodation(s) made or granted to Borrower by Lender from time to time. Guarantor further represents and warrants that Guarantor is willing to enter into this Guaranty as a material inducement to Lender to extend loan(s) or other financial accommodation(s), from time to time with Borrower, and acknowledges that Lender would not be willing to extend any such loan(s) or other financial accommodation(s) absent this Guaranty.

         5. Guarantor agrees that the occurrence of any of the following events shall constitute a default under this Guaranty: (a) the failure of any Guarantor to perform or observe


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
any obligation under this Guaranty after the expiration of any applicable cure periods, or (b) the dissolution or insolvency of the Guarantor, or (c) the failure generally of the Guarantor to pay debts as such debts come due, or (d) an assignment by the Guarantor for the benefit of creditors, or (e) the institution of any proceeding by or against the Guarantor (under the Bankruptcy Code or otherwise) seeking to adjudicate Guarantor or any other guarantor of any of the Liabilities bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for itself or for all or a substantial part of its property, which proceeding (unless instituted by Guarantor ) is not dismissed within sixty (60) days thereafter, or (f) the default by Borrower under any agreement or document concerning or relating to the Liabilities (including without limitation, the Revolving Note, Loan Agreement and any other Loan Documents [as hereafter defined]), after expiration of the applicable cure periods or (g) the default by any Guarantor under the terms of any other obligation of any Guarantor to Lender, or (h) any representation or warranty contained herein or in any other document delivered by or on behalf of any Guarantor to Lender shall be false or misleading to any material extent, or (i) there shall be an event of default under any indebtedness or obligation of any Guarantor to any third party (including without limitation, a default or event of default under any obligation or on any indebtedness now or hereafter existing of Guarantor to any of the Reservoir Parties or the Administrative Agent, as such terms are described in that certain Intercreditor Agreement by and among said Reservoir Parties, the Administrative Agent, Guarantor, Borrower and Lender dated as of February 13, 2002 [jointly and severally, the "Reservoir Obligations"]), which default results in such third party to declare such indebtedness or obligation to be due prior to its scheduled date of maturity, or (j) in the case of any Guarantor that is a corporation, the transfer of all or substantially all of the assets of Guarantor; the merger or consolidation of that Guarantor with another company or entity in which Guarantor is not the surviving entity, or the liquidation of the Guarantor. Upon and after the occurrence of a default hereunder, and after expiration of any applicable cure periods, the Liabilities shall be automatically accelerated and shall become immediately due and payable by Guarantor, or Guarantor's successor or estate, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Guarantor. Notwithstanding the above, prior to Lender enforcing its rights and remedies under this Guaranty, Lender shall give written notice to Guarantor of the occurrence of a default hereunder, and such default must remain uncured thirty (30) days from the date notice of such default is given by Lender to Guarantor, notice of such default being deemed given the day such notice is deposited for mailing by first class mail to Guarantor at the address set forth for the Guarantor in this Guaranty. Lender's agreement not to enforce its rights and remedies under this Guaranty for a period of thirty (30) days shall not preclude Lender from sending notices to the Guarantor or Borrower during the thirty (30) day period, including (without limiting the generality of the foregoing) notice that a default or additional default has occurred under any of the documents evidencing, securing, guaranteeing or supporting any of the Liabilities (collectively, the "Loan Documents") or a notice demanding payment of all sums owing under the Guaranty.

         6. Guarantor further agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment to or for the benefit of Lender of the


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
Liabilities, or any part thereof, is rescinded or must otherwise be returned by Lender due to the insolvency, bankruptcy or reorganization of an Borrower or otherwise, all as though such payment to or for the benefit of Lender had not been made.

         7. Lender may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, instruments or moneys of Guarantor in the possession or control of Lender for any purpose.

         8. This Guaranty shall be a continuing, absolute and unconditional guaranty of payment and performance and not of collectibility and shall remain in full force and effect as to Guarantor unless and until this Guaranty is released in writing by the Lender, which Lender shall do when the indebtedness covered by this Guaranty has been repaid in full and Lender has no further obligations to advance funds to the Borrower in the form of loans or other credit facilities that would be covered by this Guaranty.

         9. Lender may at any time and from time to time, without the consent of, or notice to, Guarantor, and without affecting, impairing or releasing the obligations of Guarantor hereunder, do any or all of the following: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligations hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Liabilities, (c) renew, extend (including extensions beyond the original term), modify, alter, change the interest rate of, release or discharge any of the Liabilities, (d) settle, release or compromise any liability of the Borrower or of any of the Liabilities or any liability of any nature of any other party or parties with respect to the Liabilities or any security therefor, (e) accept partial payments of the Liabilities, (f) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Liabilities and any property securing any of the Liabilities, (g) consent to the transfer of any property securing any of the Liabilities, (h) resort to Guarantor for payment of any of the Liabilities, whether or not Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other guarantor or any other party primarily or secondarily liable on any of the Liabilities, (i) make any other changes in its agreements with any Borrower, and (j) stop lending money or extending other credit to any Borrower.

         10. Any amount received by Lender from whatsoever source and applied by it to the payment of the Liabilities may be applied in such order of application as Lender may from time to time elect.

         11. Guarantor is now adequately informed of Borrower's financial condition, and Guarantor agrees to keep so informed. Guarantor agrees that Lender has no obligation to provide Guarantor with any present or future information concerning the financial condition of Borrower. Guarantor has not relied on financial information furnished by Lender in deciding to execute this Guaranty.


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
         12. Guarantor hereby agrees that any debt of any Borrower to Guarantor is expressly subordinate to the right of Lender to payment of the Liabilities, and that Lender shall be entitled to full payment of all of the Liabilities prior to the exercise by Guarantor of any rights to payment or performance of any debt which the Borrower may owe Guarantor (except as may otherwise be set forth in a separate Subordination Agreement executed by Guarantor, Borrower and Lender of even date herewith [the "Subordination Agreement"]). This assignment does not prevent Lender from enforcing Guarantor's obligations hereunder in any way. To the extent permitted by law, and except as may otherwise be permitted pursuant to the Subordination Agreement, any payments or other property at any time received by Guarantor from the Borrower in respect of any indebtedness of Borrower to Guarantor shall be held in trust for and shall be paid or transferred to Lender upon demand.

         13. Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all defenses based on suretyship or impairment of collateral, and (f) all events and circumstances which might otherwise constitute a defense or discharge of the obligations of any Borrower, Guarantor or any other guarantor. Guarantor shall not be released or discharged, either in whole or in part, by Lender's failure to perfect, delay in perfection or failure to continue the perfection of any security interest in any property that secures any of the Liabilities or any obligation of Guarantor hereunder, or to protect the property covered by any such security interest. Guarantor further waives, to the extent permitted by law, the benefit of any homestead or similar exemption, state or federal, with respect to the obligations covered by this Guaranty.

         14. The Lender shall have the right to set-off, at any time without notice to the Guarantor, any and all deposits or other sums at any time or times credited by or due from the Lender to the Guarantor (whether or not matured) against the obligations of the Guarantor hereunder.

         15. Lender may, without notice to Guarantor or Borrower of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender as to so much of the Liabilities as it has not sold, assigned, or transferred.

         16. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         17. No action of Lender permitted hereunder shall in any way affect, impair or release this Guaranty.


         18. Representations and Warranties of Guarantor. To induce Lender to make the loans evidenced by the Revolving Note, Guarantor makes the following representations and warranties, upon each of which Lender, its successors, and assigns are entitled to rely and have relied, notwithstanding any investigation heretofore or hereafter made by Lender and such successors and assigns. All such representations and warranties are true and complete in all respects and do not omit any material fact necessary to make such representations and warranties not misleading.

                  (a) No Conflicts or Defaults. The execution and delivery of this Guaranty and the performance by the Guarantor of the Guarantor's obligations hereunder will not conflict with or violate, or constitute a default or require any consent or waiver under, any provision of any mortgage, deed of trust, evidence of indebtedness, order, decree or agreement to which the Guarantor is a party or for which the Guarantor or any part of the Guarantor's property is bound.

                  (b) Enforceability. This Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and general principles of equity.

                  (c) Borrower's Representations and Warranties. The Guarantor has examined the representations and warranties made by Borrower in the Loan Agreement and, having complete access to the information necessary to make such a determination, believes that each of those representations and warranties is true in all material respects and does not omit any material fact necessary to make each such representation and warranty not misleading. The Guarantor has made an independent investigation of the financial condition and affairs of the Borrower prior to entering into this Guaranty and will continue to make appraisals of the creditworthiness of Borrower, and, in entering into this Guaranty, has not relied upon any representation of Lender as to the financial condition, operation or creditworthiness of the Borrower. The Guarantor agrees that Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of the Borrower on behalf of the Guarantor or to provide the Guarantor with any credit or other information which may come to Lender's attention.

                  (d) Litigation; Violations of Law. There are no actions, suits or proceedings pending or overtly threatened against or affecting the Guarantor that will have a material adverse change effect on the Guarantor's financial condition or affairs, and no event has occurred (including, without limitation, the execution, acknowledgment and delivery of this Guaranty and the consummation of the transactions contemplated hereby) which will violate, be in conflict with, result in the breach of or constitute (with or without notice or the passage of time, or both) a default under any judicial decision, statute, ruling, direction, rule, regulation, permit, certificate or ordinance of any governmental authority in any way applicable to the Guarantor. The


                                       6
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Guarantor is not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator, administrative agency or other governmental or quasi-governmental authority.

                  (e) Financial Information. All financial information furnished to Lender by the Guarantor on or after January 1, 2001 is complete in all material respects, and fairly and accurately presents such Guarantor's financial condition as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates thereof.

                  (f) Insolvency Matters. No bankruptcy, reorganization, arrangement, readjustment of debt, insolvency or other proceeding has been commenced or threatened by or against the Guarantor, or consented to or acquiesced in by the Guarantor, and no judgment has been entered against the Guarantor which has not been satisfied or otherwise discharged.

         19. This Guaranty shall be binding upon Guarantor and the successors and assigns of Guarantor. If more than one party shall execute this Guaranty, the term "Guarantor" shall mean all parties executing this Guaranty, or any one of them, as the context may require, and all such parties shall be jointly and severally obligated hereunder.

         20. As further consideration for the loan(s) or other financial accommodation(s) by Lender to Borrower and as a material inducement to Lender to make or enter into the loan(s) or other financial accommodation(s) and accept this Guaranty, Guarantor hereby irrevocably subordinates and covenants not to pursue or receive payment on any claims, rights or remedies which Guarantor may now have or hereafter acquire against any Borrower, including without limitation any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until such time as all amounts owing to Lender under the Revolving Note, Loan Agreement and other Loan Documents are fully paid and satisfied in full. Notwithstanding the above, Guarantor may receive from Borrower such payments as may be permitted under the Subordination Agreement. In the event that Guarantor receives, prior to the satisfaction and full payment of the amounts owing under the Loan Documents, any payment on any claim against Borrower or with respect to any liability of Borrower to Guarantor (except such payment as may be otherwise permitted under the Subordination Agreement), such payment shall have been received by Guarantor, in trust, for the benefit of Lender, and shall be immediately turned over to Lender, in the same form as received by Guarantor, properly endorsed by Guarantor to Lender.

         21. All notices pursuant to this Guaranty shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in a notice given in accordance with the requirements of this paragraph. Except as otherwise specifically provided herein, notices shall be deemed to be given three (3) days after mailing by certified or registered mail, return receipt requested, or one (1) business day after deposit with a recognized receipted commercial overnight courier, or when personally delivered to and received at the required


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address.

GUARANTOR:

STUDENT ADVANTAGE, INC.
280 Summer Street
Boston, Massachusetts 02210
Attention: Chief Financial Officer and General Counsel

with a copy to:


Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Attention: Mark G. Borden, Esquire



LENDER:

BANK OF AMERICA, N.A.
6610 Rockledge Drive, 3rd Floor
Bethesda, Maryland
Michael J. Radcliffe, Vice President

and

BANK OF AMERICA, N.A.
200 S. College Street
Charlotte, NC 28255-0001


with copy to:


Joseph P. Corish, Esquire
Bean, Kinney & Korman, P.C.
2000 N. 14th Street, Suite 100
Arlington, Virginia 22201


         22. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Guaranty and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and be enforceable to the fullest extent permitted by law.


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
         23. ARBITRATION.

         This paragraph concerns the resolution of any controversies or claims between the Guarantor and the Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Guaranty; or (ii) any document related to this Guaranty; (collectively a "Claim").

         At the request of the Borrower or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this Guaranty provides that it is governed by the law of a specified state.

         Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

         The arbitration shall be administered by JAMS and conducted in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in Maryland. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

         The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Guaranty.

         This paragraph does not limit the right of the Borrower or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or
(iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

         24. WAIVER OF TRIAL BY JURY. BY AGREEING TO BINDING ARBITRATION, GUARANTOR AND LENDER IRREVOCABLY AND VOLUNTARILY

WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF A CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY.

         25. THIS GUARANTY IS GOVERNED BY THE LAW OF THE STATE OF MARYLAND, WITHOUT REGARD FOR CONFLICTS OF LAWS PRINCIPLES. GUARANTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE FEDERAL COURTS LOCATED IN MARYLAND SO THAT LENDER MAY SUE GUARANTOR IN MARYLAND TO ENFORCE THIS GUARANTY. GUARANTOR AGREES NOT TO CLAIM THAT MARYLAND IS AN INCONVENIENT PLACE FOR TRIAL. AT LENDER'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS GUARANTY MAY BE IN THE COUNTY OF MONTGOMERY, MARYLAND. GUARANTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS GUARANTY.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.


                                    STUDENT ADVANTAGE, INC., a Delaware
                                    corporation

                                    By: /s/ Raymond V. Sozzi, Jr. (SEAL)

                                    Name: Raymond V. Sozzi, Jr.

                                    Title: President and Chief Executive Officer

COMMONWEALTH OF MASSACHUSETTS )
                              )       To-wit:
COUNTY/CITY OF SUFFOLK        )


         I Michael Traister , a Notary Public in and for the jurisdiction aforesaid, do certify that Raymond V. Sozzi, Jr., President of Student Advantage, Inc., a Delaware corporation, whose name is signed to the writing above, bearing date as of February 13, 2002 has acknowledged the same before me in my jurisdiction aforesaid.

         Given under my hand and seal this 14th day of February, 2002.


                                              /s/ Michael Traister
                                              ----------------------------------
                                              Notary Public


My Commission Expires:   9/4/03
                      ---------------


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